UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2004


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


             00132373                                 27-0099920
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      (Commission File Number)             (IRS Employer Identification No.)


   3355 LAS VEGAS BOULEVARD SOUTH,
   LAS VEGAS, NEVADA                                     89109
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(Address of principal executive offices)               (Zip Code)


                                 (702) 414-1000
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               Registrant's telephone number, including area code:


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS


         On December 20, 2004, the Company issued a press release related to the closing of its initial public offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1      Press Release of Las Vegas Sands Corp., dated
                  December 20, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LAS VEGAS SANDS CORP.



                                        By: /s/ Scott D. Henry
                                            -------------------------------
                                            Name:  Scott D. Henry
                                            Title: Senior Vice President and
                                                   Chief Financial Officer



Date:  December 20, 2004



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

99.1             Press Release of Las Vegas Sands Corp., dated
                 December 20, 2004.